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                                                                   EXHIBIT 10.33

                           INDEMNITY AGREEMENT


          This Indemnity Agreement made and entered into this the 30th day of December, 1993, by and between GENERAL MANUFACTURED HOUSING, INC., a Georgia Corporation with offices in Ware County, Georgia as Indemnitor and WAYCROSS AND WARE COUNTY DEVELOPMENT AUTHORITY, a body politic, as Indemnitee,

                         W I T N E S S E T H :


          WHEREAS, simultaneously herewith Indemnitor is selling and conveying to Indemnitee all its right, title and interest in and to real and personal property described in Exhibit "A" attached hereto and made a part hereof by reference; and

          WHEREAS, also simultaneously herewith Indemnitee is executing and delivering a Deed to Secure Debt, Security Agreement, UCC-1 Financing Statement in favor of The Patterson Bank pledging the real and personal property described in Exhibit "A" as collateral for a Loan in the amount of $613,727.63; and

          WHEREAS, also simultaneously herewith Indemnitor as Lessee and Indemnitee as Lessor are entering into a Contract of Lease and Rent ("Lease"); and

          WHEREAS, Indemnitee is requiring as a term of the Loan that Indemnitor save, indemnify and hold harmless Indemnitee from all liability resulting from any deficiency from the Loan entered into herewith.

          NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and benefits herein contained, the Parties hereto do hereby agree as follows:

                          Indemnification.

          Indemnitor hereby agrees to save, hold harmless and indemnify Indemnitee against any and all liability, loss, or damage, Indemnitee may suffer as a result of deficiency should Indemnitor default under the terms and conditions of the Lease. It is intended and agreed that Indemnitor will pay to Indemnitee the amount of any such loss or liability in cash. It is further understood and agreed that Indemnitee as a body politic is intended to be a "pass through" party and is not intended to incur liability for the Loan.

          IN WITNESS WHEREOF, the Parties have executed this Agreement by and through their duly authorized officers the day and year first above written.

                              GENERAL MANUFACTURED HOUSING, INC.,
                              Indemnitor

                              BY:   /s/ Lannis L. Thomas Pres

                              ATTEST:    /s/ [illegible] Sec.

Signed, sealed and delivered
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in the presence of:

   /s/ [illegible]
WITNESS


    /s/ Brenda [illegible]
NOTARY PUBLIC
My commission expires:

SEAL  Stamped

                              WAYCROSS AND WARE COUNTY
                                DEVELOPMENT AUTHORITY, Indemnitee

                              BY:    /s/ [illegible]

                              ATTEST:     [illegible]
                                            Secretary

Signed, sealed and delivered
in the presence of:

   /s/ [illegible]
WITNESS


    /s/ Brenda [illegible]
NOTARY PUBLIC
My commission expires:

SEAL  Stamped

                                 EXHIBIT A

PARCEL ONE: All that tract of land in Ware County, Georgia, being a part of Land Lot No. 125 of the 8th Land District of Ware
County, Georgia, said tract described as follows: BEGINNING at a point on the western margin of Industrial Boulevard, in the Waycross-Ware County Industrial Park, at the southwestern corner of the intersection of Industrial Boulevard and Fulford Road;
thence from said beginning point S 18 1/2 11' W a distance of 1045 feet to a point; thence S 85 1/2 53' W at an interior angle of 112 1/2 18' a distance of 432.3 feet to a point; thence N 18 1/2 11' E at an interior angle of 67 1/2 42' a distance of 1096 feet to the southerly margin of Fulford Road; thence S 87 1/2 36' E at an interior angle of 105 1/2 47' a distance of 415.6 feet to the point or place of beginning; Said tract of land containing approximately 9.82 acres of land and bounded on the north by Fulford Road; on the East by Industrial Boulevard; on the South by Scapa Drive; and West by other lands of Ware County, Georgia.
Said tract is further described by a survey and plat made by C.
S. Eidson dated 7/24/62, for Waycross and Ware County Development
Authority, recorded in the office of the Clerk of Ware Superior
Court in Plat Book "A", Page 938, to which plat reference is hereby made for all property purposes.
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SUBJECT TO:  an Easement for utilities 30 feet wide, beginning at the southwest corner of the intersection of Fulford Road and Industrial Boulevard and extending south of uniform width along the western margin of Industrial Boulevard to the northwest corner of the intersection of Industrial Boulevard and Scapa
Drive.

SUBJECT TO: an encroachment for an existing county road across the southeastern corner of said tract at the intersection of Scapa Drive and Industrial Boulevard; reference being made to the above stated plat which sows said encroachment which is approximately 12 feet at its widest point on Scapa Drive, diminishing to 1 along Industrial Boulevard at a distance of approximately 100 feet.

PARCEL TWO: All those plots, pieces parcels or tracts of land situate, lying and being in the County of Ware, State of Georgia, more particularly described as follows:

TRACT 1:

          All that tract or parcel of land situate, lying and being in the 125th and 152nd Land Lots of the Eighth Land
District of Ware County, Georgia, and more particularly described as follows:

          To arrive at the Point of Beginning, commence at the northeast corner of the intersection of Albany Avenue Extension with Industrial Boulevard and run thence North 17 1/2 53' East along the east margin a distance of 424 feet to an iron pin at the POINT OR PLACE OF BEGINNING, continue thence North 17 1/2 53' East a distance of 400 feet to a concrete monument; run thence South
72 1/2 07' East a distance of 680 feet to a concrete monument; run thence North 17 1/2 53'41" West a distance of 415 feet; run thence North 26 1/2 37'41" West a distance of 399.4 feet; run thence South
72 1/2 07' East a distance of 598.65 feet; run thence South 01 1/2 10' East a distance of 848.87 feet; run thence South 89 1/2 08' West a distance of 604.97 feet to an axle; run thence South 01 1/2 10' East a distance of 848.87 feet; run thence South 11 1/2 59' West a distance of 103.70 feet to a concrete monument; run thence North
72 1/2 07' West a distance of 713.5 feet to the POINT OR PLACE OR
BEGINNING.

TRACT 2:

          All of that tract or parcel of land being in Ware
County, Georgia, described as follows: To obtain the starting point of the property hereby conveyed, begin where the center line of U.S. Highway #82 would intersect with the eastern right of way line of Industrial Boulevard, if extended; thence from this point run North 10 1/2 11' East along the easterly margin of Industrial Boulevard a distance of 1036.5 feet to a point on the easterly margin of Industrial Boulevard marked by a concrete marker, which point is the BEGINNING POINT of the property described and conveyed; thence from this Beginning Point run
North 18 1/2 11' East along the easterly margin of Industrial
Boulevard a distance of 700 feet to a point marked by a concrete marker; thence at an inside angle of 90 1/2 run South 71 1/2 49' East a distance of 400 feet to a point marked by a concrete marker;
thence at an inside angle of 132 1/2 19' run South 24 1/2 18' East a
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distance of 399.4 feet to a point marked by a concrete marker;
thence at an inside angle of 135 1/2 31' run South 18 1/2 11' West a distance of 415 feet to a point marked by a concrete marker; run thence North 71 1/2 49 West a distance of 680 feet to the eastern margin of Industrial Boulevard, the POINT OR PLACE OF BEGINNING.

1 couch
1 4 ft light fixture
8 large file cabinets
3 desks
1 5 tables
3 small file cabinets
1 counter 6 ft 8 in long
4 plastic file holders
1 telephone
1 IBM Typewriter
3 wire storage baskets
1 table file
1 end table
2 office chairs
2 plastic table files 15x10
1 trash can
1 desk
1 small file cabinet
1 desk chair
1 folding chair
2 trash cans
1 coffee table
1 AM & FM stereo system
2 speakers in wall
1 message board (2 ft x 3 ft)
1 desk
1 office chair
1 round trash can
1 blind
1 speaker in wall
Ceiling damage by water in big office
1 desk
1 wall speaker
1 small file cabinet
1 stack wire storage file
1 large cabinet
1 6 ft desk
2 office chairs
1 med. table
3 blinds
3 curtains
1 wall speaker
1 copy machine
1 Royal commercial vac cleaner
1 mop and bucket
1 wall speaker
1 office chair
7 storage boxes - legal size
3 storage boxes - letter size
1 4 ft light
1 light cover 18 inches
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1 light cover 10 inches
1 table
1 large built in file cabinet
1 built in shelves
4 lights 4 ft
2 4 ft lights - 1 without cover
1 small cabinet 24 x 48
1 wall cabinet 18 x 6 ft
2 lights with covers
2 lights with covers
1 desk pad 58 x 58
5 wall lights
1 ceiling fan with light fixture
3 elec wall heaters
4 4 ft lights
1 small round light
1 wall paper holder
1 square light fixture on hall wall with 6 bulbs
2 6 ft book cases
1 small book case 4 ft x 18 inches
2 lights with covers
2 lights without covers
7 large file cabinets
2 large book shelves 4 x 80 inches
4 lights without covers
2 lights with covers
3 curtains